Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

As of December 31, 2025, the carrying amounts of our significant financial assets and liabilities measured at fair value on a recurring basis are as follows:

		December 31, 2025
($ in millions)	Balance Sheet Location	Level 1	Level 2	Level 3	Total Fair Value
Assets:
Derivative assets	Other current assets	—	—	—	—
Equity investments	Other non-current assets	5	—	—	5
Liabilities:
Derivative liabilities	Other current liabilities	—	3	—	3

As of December 31, 2024, there were $6 million of derivative assets, $5 million of equity investments, and $48 million of derivative liabilities.

Derivative assets and liabilities classified as Level 2 were derived from quoted market prices for similar instruments or by discounting the future cash flows with adjustment for credit risk as appropriate. All significant inputs were derived from or corroborated by observable market data including current forward exchange rates, among others.

Financial Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

The Parent guarantees a lease between IGT Gaming (lessee) and a third-party lessor. Refer to Note 3 - Discontinued Operations and Assets Held for Sale for further information. As of December 31, 2025, the Parent’s estimated liability is $10 million, which was determined at the closing of the sale of IGT Gaming. The balance is included within Other current liabilities and Other non-current liabilities in the Consolidated Balance Sheets. We classify the liability as Level 3 since the significant inputs to the liability include the expected risk exposure by year as well as historical default rates of companies with similar risk profiles as IGT Gaming. The exposure from the base rent was $107 million at the date of the sale of IGT Gaming.
Financial Assets and Liabilities Not Measured at Fair Value

Long-term debt

The fair value of Senior Secured Notes are valued using quoted market prices or dealer quotes for identical or similar instruments. All other debt is valued using current interest rates, excluding the effect of debt issuance costs. The carrying amount of long-term debt was $4,169 million and $5,361 million, and the estimated fair value was $4,181 million and $5,346 million at December 31, 2025 and 2024, respectively. If measured at fair value in the financial statements, long-term debt (including the current portion) would be classified in the fair value hierarchy.

Equity method investments

Equity method investments are measured at cost, less impairment, plus or minus changes resulting from observable price changes, which approximates fair value. No impairment loss was recorded for all periods presented.